Warrant Liability	9 Months Ended
Sep. 30, 2022
Warrants Liability [Abstract]
WARRANT LIABILITY

Note 7:- warrant liability

As a result of the Merger, the Company assumed a derivative warrant liability related to 3,112,080 private placement warrants that had been issued by ITAC and assumed by the Company pursuant to the Merger Agreement. The Company utilizes a Black-Scholes option pricing model to estimate the fair value of the private placement warrants and are considered a Level 3 fair value measurement. The private warrants are measured at each reporting period, with changes in fair value recognized in the statement of operations.